UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OWL ROCK CAPITAL CORPORATION III

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Re: Vote now! Owl Rock Capital Corporation III Annual Meeting Re: PLEASE VOTE! Owl Rock Capital Corporation III Annual Meeting Re: REMINDER: Your ORCC III shares still need to be voted for the Annual Meting Re: VOTE NOW! Owl Rock Capital Corporation III is still seeking investor votes on important proposals Re: ORCC III—We Need Your Vote – One Week Left! Re: ORCC III—Last Day to Vote Your Shares, We Need Your Vote! Be the vote that counts. OWL ROCK CAPITAL CORPORATION III 2023 Annual Meeting June 21, 2023

VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of March 24, 2023 Vote Common Shares by: June 20, 2023 Control Number: 0123456789012345 This email represents the following share(s): *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 View documents: Proxy Statement | 10-K Report | © 2023 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

Subject: Upcoming Owl Rock BDC Annual Meetings

Hi XX,

I hope you’re well.

I wanted to make sure you received the proxy materials for our upcoming annual meetings which we distributed a few weeks ago, and check in on whether you had any questions about the proposals on the ballot since we have not received your vote. I’ve included a copy of the proxy materials for Owl Rock Capital Corporation III here for your convenience.

By way of background, there are two proposals on the ballot this year:

(i)	To elect two board members, Eric Kaye and Victor Woolridge, for 3-year terms

(ii)	To ratify the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023

We’d very much appreciate your vote for these proposals in line with our Board’s recommendations. Your shares can be voted by visiting www.proxyvote.com and entering [your control number below/the control number provided on the proxy materials you received].

If you have any questions about the proposals or how to vote, please let us know and we would be happy to help.

Thank you for your support,

XX